UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 16, 2006

Wauwatosa Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	000-51507	20-3598485
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11200 W Plank Ct, Wauwatosa, Wisconsin		53226
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-761-1000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At the Wauwatosa Holdings, Inc. (the "Company") annual meeting of shareholders on May 16, 2006, the Company's shareholders, upon the recommendation of the Company's Board of Directors, approved the Wauwatosa Holdings, Inc. 2006 Equity Incentive Plan (the "Plan"). A summary of the Plan is incorporated herein by reference to the Company's definitive proxy statement filed with the Securities and Exchange Commission on March 27, 2006, which summary is qualified by the full text of the Plan attached to this report as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

The Wauwatosa Holdings, Inc. 2006 Equity Incentive Plan is attached to this report as Exhibit 10.1.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wauwatosa Holdings, Inc.

May 22, 2006	By:	Richard C. Larson

Name: Richard C. Larson
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Wauwatosa Holdings, Inc. 2006 Equity Incentive Plan